NASDAQ: STXS Exhibit 99.1

Forward-Looking Statements

During the course of this presentation, the Company may make projections and other forward-
looking statements regarding future events or the future financial performance of the Company, including without limitation, statements regarding future operating results, growth opportunities and other statements that refer to Stereotaxis’ plans, prospects, expectations, strategies, intentions and beliefs. These statements are subject to many risks and uncertainties that could cause actual results to differ materially from expectations.
For a detailed discussion of risks and uncertainties that affect the Company’s business and qualify the forward-looking statements made in this presentation, we refer you to the Company’s recent public filings filed with the SEC, specifically the Form 10-K for the fiscal year ended
December 31, 2009.
The Company’s projections and forward-looking statements are based on factors that are subject to change and therefore these statements speak only as of the date they are given. The
Company assumes no obligation to update any projections or forward-looking statements.
In addition, regarding orders and backlog, there can be no assurance that the Company will recognize revenue related to its purchase orders and other commitments in any particular period, or at all, because some of these purchase orders and other commitments are subject to contingencies that are outside of our control. These orders and commitments may be revised, modified, or canceled either by their express terms, as a result of negotiations, or by project changes or delays.

Investment Considerations
Two innovative technology platforms:
Niobe
®
Magnetic Navigation System
Odyssey
™
Enterprise Solutions
Substantial IP portfolio
Large, fast growing (+20%) cardiology ablation market
Poised for continued growth in electrophysiology (EP)
Expansion into new markets
New geographic opportunities
Broad clinical applications beyond EP
Multi-dimensional strategy to accelerate growth

Niobe Magnetic Navigation System Magnet-guided catheter distal tip provides precise remote control of therapeutic devices. 4

Niobe Provides Precision and Safety
Precise control of catheter distal tip provides:
Effective lesion creation through
constant contact
Exceptional mapping capability
Exemplary safety
Proven in all chambers of the heart

Manual
Niobe
Physician
Efficacy
Safety
Efficiency
In procedure room exposed to fluoroscopy
Physician: Significant X-ray exposure
Patient:  Major event rate ~2.8%
Higher variability in procedure times
In control room outside fluoroscopy field
Clearly better in several applications
- VT, pediatrics, congenital heart diseases
Other applications comparable to manual
Physician: Almost no X-ray exposure
Patient:  Major event rate ~0.1%
Standardized process drives tighter
distribution around procedure times
High re-do rates
Niobe’s Advantages

Atrial Fibrillation
30 Publications
Up to 100% acute success
4
Improved chronic outcomes
5
Pediatric Arrhythmia
5 publications
93% acute success
3
Low fluoro, no complications
Congenital Heart
6 publications
90% success rate
6
“As easy as normal adults”
Ventricular Tachycardia
13 publications
Up to 100% acute success
7
85% freedom at 1 year
8
Radiation Reduction
Patients – 67%
1
Physicians – 90%
2
1. Haghjoo,  JCE 2009.  2. Latcu, Arch Cardiovasc Dis 2009.  3. Schwagten, PACE 2009.  4. DiBiase, JCE 2009.
5. Augello, Heart Rhythm 2009. 6. Schwagten, PACE 2009. 7. Haghjoo, JCE 2009.  8. Dibiase, Heart Rhythm 2009.

Strong Clinical Validation
More than 150 peer-reviewed publications highlight Niobe’s value

Major Advantages in Ventricular Tachycardia Ablation
97%
24%
170
25
8
81%
28%
228
57
13
0
50
100
150
200
250
Acute Success (%) Recurrence (%) Case Time (min) Fluoro Time (min) RF Apps
STXS Manual
p
= 0.03
p
< 0.01
p
< 0.001
NS
8
NS
• VT is an abnormally fast heart rhythm that originates from one of the ventricles and can lead to potentially life threatening complications.
• 64 consecutive VT ablation patients
– 37 Niobe; 27 manual procedures
– Idiopathic & Scar-Related
• No complications in Niobe group
• 1 tamponade/death in manual group
• Conclusion: Niobe offers “major clinical & cost advantages for VT ablation”
Schwagten, et al. Eur Heart J 2010, 31 (Supp):932.

Global EP Market is Large and Growing
Source: Millennium Research Group (2009); Stereotaxis internal analysis

EP Procedures
Routine
AF
VT
Other
Total
Complex
Prevalence
Annual
Procedures
Annual
Growth
>20M
>10M
>3M
>5M
>18M
170K
100K
30K
40K
170K
<10%
25%
15%
15%
20%
Stereotaxis
focused on
complex
ablation,
high-growth
segments

Niobe Market Adoption & Procedure Growth
30,000 + procedures
Cumulative Procedures
Growing Worldwide Penetration
141 Systems Installed
60% US - 40% OUS
Canada - 3
United States - 77
Europe - 49
Saudi Arabia - 1
Russia - 1
China - 5
Korea - 1
Japan - 1
Singapore - 1
Taiwan - 1
Australia - 1

Odyssey Enterprise TM Solutions 11 Odyssey Vision Integrates and centralizes all EP lab related information to significantly enhance physicians’ efficiency

The Odyssey Product Line

140 Niobe Labs
CONNECT CINEMA VISION
Efficiently integrate
data and control
during procedures
Standardize all labs
to increase staff
effectiveness
Drive world-class
practices by capturing,
compressing and
recording data for
storage and networking
NIOBE
Accelerate clinical
education by playing
back synchronized lab
data
Drive quality of
patient care by
connecting clinical
experts
Build market exposure
through live web events
showcasing clinical
capabilities
Enhance clinical
capabilities with a
robotic suite
15,000 Interventional
Standard Labs
ODYSSEY

Business Model
Capital Revenue Recurring Revenue
Niobe
Odyssey
Workstation
Odyssey
Cinema
• 141 Niobe systems installed
• 2,500 EP labs worldwide
• 20+% growth; ~60% margin
• 25% growth (YTD 2010 vs. 2009)
• 80% margin
Capital Driven
• Technical service
• Software license
Niobe Utilization
• Stereotaxis disposables
• Royalty from J&J BWI
27% growth (2009 vs. 2008); 65+% margin

14 Strategies to Accelerate Growth

$0.0
$4.0
$8.0
$12.0
$16.0
Q1 Q2 Q3 Q4
2008 2009 2010
$11.2
$8.8
$7.2
$7.3
$5.0
$10.2
$12.4
$6.3
$11.2
$7.7
New Orders to Backlog
Revenue Momentum
Recurring Revenue
$ millions $ millions
$0
$2
$4
$6
$8
$10
$12
$14
$16
Q1 Q2 Q3 Q4
2008 2009 2010
$7.0
$11.1
$10.6
$10.7
$12.6
$15.0
$10.6
$13.3
$12.1
$14.1
$ millions
Stereotaxis Financial Update

$0.0
$4.0
$8.0
$12.0
Q1 Q2 Q3 Q4
2008 2009 2010
Total Inventory
-$20.0
-$15.0
-$10.0
-$5.0
$0.0
$5.0
Q1 Q2 Q3 Q4
2008 2009 2010
Cash Flow (Burn)
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
Q1 Q2 Q3 Q4
2008 2009 2010
Operating Expenses
55.0%
60.0%
65.0%
70.0%
75.0%
Q1 Q2 Q3 Q4
2008 2009 2010
Gross Margin Percentage
$ millions
$ millions
$ millions
65.5%
68.9%
72.5%
60.8%
63.1%
65.5%
67.8%
67.6%
67.3%
$17.8
$14.8
$14.0
$18.7
$14.6
$16.1
$13.3
$14.6
$15.3
-$12.6
-$11.4
-$6.4
-$7.6
-$5.8
-$5.6
-$3.5
-$4.5
-$2.9
$10.5
$8.1
$4.9
$9.6
$7.5
$8.4
$7.0
$8.1
$4.4
67.2%
$15.8
$4.3
-$7.9
Stereotaxis Financial Update

Liquidity
$3.0
$1.3
$3.6
$0
$2
$4
$6
$8
$10
2010
Operating Cash Flow Ex A/R
BWI Debt
Accounts Receivable
Q2 2010 Cash Burn Analysis
$ Millions
$7.9
$ Millions

* Cash burn includes repayment of Biosense Webster advance.

Investment Considerations
Two innovative technology platforms:
Niobe
®
Magnetic Navigation System
Odyssey
™
Enterprise Solutions
Substantial IP portfolio
Large, fast growing (+20%) cardiology ablation market
Poised for continued growth in electrophysiology (EP)
Expansion into new markets
New geographic opportunities
Broad clinical applications beyond EP
Multi-dimensional strategy to accelerate growth

Q & A 19